THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT HALO - Halozyme Therapeutics Inc at JPMorgan Healthcare Conference EVENT DATE/TIME: JANUARY 09, 2018 / 11:00PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

C O R P O R A T E P A R T I C I P A N T S Helen I. Torley Halozyme Therapeutics, Inc. - President, CEO & Director C O N F E R E N C E C A L L P A R T I C I P A N T S Jessica Macomber Fye JP Morgan Chase & Co, Research Division - Analyst P R E S E N T A T I O N Jessica Macomber Fye - JP Morgan Chase & Co, Research Division - Analyst Hey there. Good afternoon, everyone. Thanks much for joining us for the Halozyme presentation at the 2018 JPMorgan Healthcare Conference. My name is Jess Fye. I'm one of the biotech analysts at JPMorgan. And just a quick note, we're going to be doing a Q&A breakout session in the Yorkshire Room across the hall after this presentation. But to do the presentation, I'm going to ask Helen Torley, Halozyme's CEO, to come up here. Thanks. Helen I. Torley - Halozyme Therapeutics, Inc. - President, CEO & Director Thank you, Jess. And it's a pleasure to be here today presenting an update on the Halozyme story and investment case. In this update, you're going to hear of many important achievements that have created new opportunity for Halozyme -- sorry, I apologize, create a new opportunity for us at Halozyme. And this opportunity, as you will see, is across both of our platforms. And what we want to underscore is that we're seizing every opportunity that is in front of us to really capitalize on these 2 $1 billion potential platforms that we have. In the course of my presentation, I'm going to be making forward-looking statements, and I refer you to the SEC filings for a full listing of our risks and uncertainties. Now as I mentioned, Halozyme is a unique oncology biotech company in that we have 2 separate $1 billion potential pillars. On the left is our ENHANZE platform. This is where we license our proprietary enzyme rHuPH20 to leading companies that allows them to take their IV products subcutaneously. And on the right is PEGPH20, our investigational new product that's been targeted for a specific population, and that's patients with high levels of hyaluronan in their tumor. Now I mentioned in 2017, we had many important achievements, and on ENHANZE, the signing of 2 new agreements with our partners, Bristol-Myers Squibb and Alexion. The fact that Roche expanded our current number of targets resulted not just in an additional $170 million in cash but also brought us new significant opportunity, as I will detail in a moment. In addition, Janssen started multiple Phase III studies with a subcu version using our technology. All of these steps and actions and achievements have truly established ENHANZE as the go-to therapy for taking IV products subcutaneously. Now in PEGPH20 in pancreas cancer, our supportive Phase II data and the data on our companion diagnostic were both supportive of the ongoing Phase III clinical study design. And that certainly served as a catalyst for the great progress that we've seen in the HALO-301 study enrollment. We're also studying PEGPH20 in a range of solid tumors, and again, we saw strong progress in this in 2017, enrolling more than 20 patients in our KEYTRUDA combination study and starting the first 2 studies in our clinical collaboration with Roche. Through all of this, we built new capabilities that were critical to us achieving these important accomplishments. And finally, financially, we've been in our strongest position ever as a company with $460 million to $470 million in cash exiting 2017. Now let me talk more about the 2017 achievements on ENHANZE and how they have created this new potential $1 billion opportunity. 2017 was a transformative year for our ENHANZE platform. The key catalyst was the approval by the FDA of RITUXAN HYCELA in June. And this served not only to be our first oncology approval, but it provided a path for other products to follow. 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JANUARY 09, 2018 / 11:00PM, HALO - Halozyme Therapeutics Inc at JPMorgan Healthcare Conference

Following this, we saw a flurry of activities with the signing of 2 new deals with Bristol-Myers Squibb and with Alexion and the expansion of our Roche agreement. And in parallel, our partners, Lilly and Janssen, made excellent progress in their clinical testing. This set of achievements have truly transformed the way our current and future partners are looking at ENHANZE and also how investors are looking at this opportunity. Now let me turn now to the revenue potential for ENHANZE. And on this slide, I'm showing the revenue for the currently marketed products over time based on our royalties. And recall, we receive, on average, a mid-single-digit royalty on net sales. These sales did not reflect the launch of RITUXAN HYCELA in the U.S. due to the 1 quarter reporting lag. What we saw was, again, continued robust royalty growth with 2017 growing to -- 25% over 2016, really driven by the continued strong performance of Herceptin SC and MabThera SC outside the United States. Now let's take this forward a few years and see where we believe the potential for the ENHANZE revenue can be. And the answer is, we believe there is $1 billion potential with our ENHANZE platform. This is driven by continued performance by the currently marketed products but also by the launch of 7 additional products and assuming those gain global approval and approval in multiple indications. Now if we think about 2 of these products I've listed here, DARZALEX and Opdivo, DARZALEX is estimated by analysts to exceed $7 billion in sales. Opdivo is estimated to exceed $10 billion in sales with Halozyme receiving, on average, a mid-single-digit royalty. You can clearly see the steps that get us to this $1 billion potential with the other products that are included in this. So a very exciting potential from our ENHANZE platform. Now to make this happen, we need to see progress in the clinic and additional product launches. And here, you see a listing of currently approved products and the number of products that are in Phase I and in Phase III clinical testing with 2017 on the left and 2018 on the right. We are projecting a doubling of the number of products in clinical testing, growing to 6 in 2018. Now just a word on ENHANZE development that I think provides important context. We're projecting 2 products being in Phase III clinical testing. In our experience in development so far, once a product enters Phase III testing, we are 3 for 3 for approval or 100%, and so we recognize the move into Phase III as a significant de-risking event. For the Phase I, we're projecting 4 products would be in Phase I. Again, our experience to date is that, from a product entering Phase I to becoming launched is, on average, 5 years. And so the bottom line with this, just the products that will be entering or in the clinic in 2018, these could support up to 6 additional launches between now and in 2023. And it is this momentum that gives us confidence in the royalty growth I just showed you for our ENHANZE platform. Now the performance and achievements to date have certainly helped our partners embrace the true value and differentiation that ENHANZE can bring. There is the potential for reduced treatment burden and reduced health care costs. And Roche has clearly demonstrated this already with Herceptin SC and MabThera SC. The second of these is the potential for competitive differentiation. DARZALEX is doing that, converting their 4- to 6-hour IV infusion to just 5 minutes with the ENHANZE technology that is in Phase III clinical testing. On Opdivo, this is part of the goal of their program as well. I just want to remark that for Halozyme, this is very important because the move to incorporate subcu therapy early in the life cycle for these programs results in a much longer royalty revenue runway for Halozyme. So we're very excited about this expansion and where people are thinking to use ENHANZE. There's also the potential for new intellectual property and exclusivity, an additional 20 years for the co-marketed product -- or sorry, the co-formulated versions of Herceptin and MabThera have already been granted, and DARZALEX is currently under review. And then finally, the fourth potential benefit is for forward-looking companies who are projecting where the health care environment is going to go with patients living longer and better with our current therapies who may not want to be visiting the hospital on a regular basis. And for the changing U.S. reimbursement environment, companies are recognizing that having a subcu therapy in their portfolio positions them well for where we believe the future is going to go. So for ENHANZE, our focus as a company in 2018 is really going to be unlocking the value that exists in our current 8 partnerships by helping our partners move products into and through the clinic. And while in parallel, we will be continuing to seek to sign additional deals with other companies. 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JANUARY 09, 2018 / 11:00PM, HALO - Halozyme Therapeutics Inc at JPMorgan Healthcare Conference

Now let me turn to our second platform, and that's PEGPH20, another high-potential opportunity for Halozyme. And I want to begin with why we elected to study pancreas cancer in the future. This really is one of the most devastating cancers that we see. Of 65,000 patients diagnosed with metastatic pancreas cancer in the U.S. and EU5, 85% or 55,000 of those patients will be dead in 12 months. This remains one of the most devastating cancers. And this is why experts are projecting that by 2030, pancreas cancer will actually be the second leading cause of cancer death. Now it's been well recognized that having a high level of hyaluronan in your pancreas cancer can be associated with a poor prognosis. And this happens because the hyaluronan restricts the blood flow into the tumor and restricts the access of immune cells and restricts the access of cancer therapies getting to the tumor where you want it to work. Let me now show you the dramatic effect PEGPH20 can have in an animal model of pancreas cancer. And PEGPH20 works by targeting and degrading hyaluronan. On the left is an untreated pancreas cancer from this KPC model. And on the right is following PEGPH20. And what you see if you look at the right one is a softer, more cellular, hypervascular tumor that the PEGPH20 is driving. And this increase in blood flow is associated with additional animal models that we've been done and the ability for us to measure increased concentration of cancer therapies getting to the tumor and more immune cells also getting into the tumor as well. Now let me turn to the business opportunity. I've mentioned that with PEGPH20, we are targeting patients with high levels of hyaluronan. Of the 65,000 patients in the U.S. and EU5 who've got pancreatic metastatic cancer, we estimate that about 25,000 of these patients will have high levels of hyaluronan in their tumor. That's about 35% to 40% of the population. In our projections, a successful product in this population on a global basis can generate $1 billion in revenue because of the prevalence of this disease. And so clearly, this is a very attractive opportunity. Now we recognize that pancreas cancer is a high-risk but high-reward tumor to be working on. And when you're in any high-risk situation, what you want to do is take steps to de-risk this program. And that's exactly what we have done. We began in 2013 by doing a large controlled Phase II study. Data from the study that we've generated over time allowed us to develop a companion diagnostic, developing an algorithm and a cut point to identify our target population. And this data was key to us initiating our Phase III study in 2016. In 2017, we got the data from the study called HALO-202 that was supportive for our Phase II -- our Phase III clinical trial design. We were also able to use this data to validate our companion diagnostic. These 2 steps were critical in this de-risking I was talking about and have allowed this trial to pass another hurdle that we set to assure that we were de-risking this program as we went along. HALO-301 is now ongoing at more than 200 centers around the world, and the next key event in this program is going to be the potential to have or achieve the target number of progression-free survival events in the fourth quarter of 2018, which would trigger the beginning of the interim analysis, and we would then move forward to analyze the data. Now a word about the 301 study. This is a double-blind, placebo-controlled global study. And if you look, first of all, in the top dark blue box, we're studying previously untreated metastatic pancreas cancer patients. We're selecting only patients with high HA in their tumor using the companion diagnostic that we developed. We're going to be adding PEGPH20 onto today's best standard of care, which is ABRAXANE and gemcitabine, and comparing that to ABRAXANE and gemcitabine alone. Now the study has 2 primary endpoints, progression-free survival and overall survival. And as I mentioned a moment ago, we project being able to reach the target number of PFS events at the end of this year. If when we analyze that data, it is statistically significant and the overall survival data and the overall risk benefit are supportive, this could form the basis for us moving forward to file a BLA in pancreas cancer. Now we've talked so far about pancreas cancer, but high levels of HA are present in many patients with additional tumors. And this is just an illustration of the number of high-HA patients who are in the 4 different tumor types that we are currently studying with PEGPH20. You can see that there is a large opportunity here with approximately 140,000 patients and having high-HA tumors in the tumors that we are studying. And I think the bottom line here is success in any one of these additional tumors represents significant additional opportunity for Halozyme. And we're making strong progress in our exploration of the pan-tumor potential of PEGPH20. Focusing on the first 2 rows, we have a study ongoing looking at PEGPH20 with eribulin. This is in a dose-finding state -- stage, and we do actually project being able to provide data from this dose-finding 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JANUARY 09, 2018 / 11:00PM, HALO - Halozyme Therapeutics Inc at JPMorgan Healthcare Conference

stage in 2018. For the pembrolizumab study, where we're studying PEG with gastric cancer and non-small-cell lung cancer, again, if we continue to see the strong enrollment that we've seen to date, we project a data update in 2018 in this study as well. And the 2 studies at the bottom, very excited about our clinical collaboration with Roche. These are the first 2 studies of that collaboration. We initiated these studies in the second half of 2018, and we expect in -- sorry, second half of 2017. And in 2018, we expect to select the dose and continuing to the dose expansion portion of these studies to start to generate data where we can assess the efficacy. So excellent progress here as well. So in summary for PEGPH20, we're developing a product for a specific population of patients who may not do as well with today's therapies. That's patients with high levels of HA in their tumors. We've designed our pancreas cancer program so that it has cleared multiple de-risking events along the way, and we project being able to start data analysis on our Phase III study towards the end of this year, just months away. Success in pancreas cancer represents a large opportunity for Halozyme with the potential for further upside as we await data readouts in all of these additional cancer types that we are studying. Now let me move to the financial update. And I can say that 2017 has absolutely been the most successful year in Halozyme history. I'm going to begin with the 2017 financial performance. We saw net revenues more than double from our original guidance to $310 million to $320 million, and this was driven by the 3 new ENHANZE agreements that we signed that resulted in an additional $172 million of revenue during the year. Operating expenses were flat to 2016. That is a result of our strong focus on fiscal discipline and maintaining our operating expenses. The operating cash flow was positive in 2017, and importantly, we end the year in our strongest ever cash position with $460 million to $470 million in cash. 2018 financial guidance. I'll begin with net revenue, $115 million to $125 million. You can see this is the same as we guided at the beginning of 2017, and once again, does not include the potential for new ENHANZE deals. A couple of points on this. We project continued strong royalty growth of 25% to 30%, and this is driven by the RITUXAN HYCELA launch in the United States. We are projecting the API product orders sales will decline, as we had signaled during 2017, as our partners are making manufacturing transitions. Operating expenses, flat to 2016 and 2017 at $230 million to $240 million. Our operating cash burn, $75 million to $85 million. And we added another line just to give an update on our debt repayment, which we project at $95 million, and this is as a result of us paying down the royalty-backed debt that we have taken as well as our Oxford and Silicon Valley Bank loans. With all of this, we end the year with $305 million to $315 million, which provides us with an ample cash runway to take us into 2020. So our core value-creating events in 2018 are listed on this slide. At the continued royalty growth of 25% to 30% and the multiple catalysts with our ENHANZE partners moving into and through the clinic take us all the closer to realizing this $1 billion opportunity in our ENHANZE platform. On PEGPH20, the Q4 potential to achieve the target number of progression-free survival events takes us closer to, if the data is positive, beginning to untap this unrealized opportunity to date of PEGPH20 in pancreas cancer. On pan-tumor testing of PEGPH20, expect data from 2 of these trials in 2018. And through all of this, we will be building our capabilities to be ready firstly to file the BLA just as soon as we can upon positive data, but importantly also, continuing to support our ENHANZE partner progress. And financially, exiting the year in 2018 in a very strong cash position with $305 million to $315 million. I could not be more excited for Halozyme or the potential of these 2 platforms. In ENHANZE, we have a platform that offers partners the potential for competitive differentiation, new intellectual property, and for patients that offers the opportunity for reducing the treatment burden and the time they spend with their doctors. Importantly, we are just at the beginning of unlocking this opportunity that exists for ENHANZE. And in PEGPH20, we are developing a targeted therapy for patients with high-HA tumors. The steps we've taken to date have de-risked our pancreas cancer program, and we await data in many additional tumor types to truly understand the pan-tumor potential of PEGPH20. I thank you for your attention. 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2018 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JANUARY 09, 2018 / 11:00PM, HALO - Halozyme Therapeutics Inc at JPMorgan Healthcare Conference

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